UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2013

ENGILITY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35487	45-3854852
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 Centerview Drive Chantilly, Virginia	20151
(Address of principal executive offices)	(Zip Code)

(703) 708-1400

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 9, 2013, Engility Holdings, Inc. (the “Company”) and its wholly owned subsidiary, Engility Corporation (“Borrower”), entered into a Credit Agreement among the Company, Borrower, Bank of America, N.A. (as administrative agent, swing line lender and letter of credit issuer) and each of the several lenders time to time party thereto (the “Credit Agreement”). The Credit Agreement provides for (1) a $200 million term loan facility maturing on August 9, 2018, and (2) a $250 million revolving credit facility that terminates on August 9, 2018, with a $50 million letter of credit sublimit and a $25 million swing line loan sublimit (collectively, the “Credit Facilities”). The Credit Agreement also contains an accordion feature that permits the Company to arrange with the lenders for the provision of up to $150 million in additional commitments. The proceeds of the borrowings under the Credit Agreement are available to repay Borrower’s existing indebtedness and to provide ongoing working capital and for other general corporate purposes (including acquisitions) of Borrower and its subsidiaries.

All obligations under the Credit Facilities are unconditionally guaranteed by the Company and certain of Borrower’s existing direct or indirect wholly owned domestic subsidiaries, and will be required to be guaranteed by certain of Borrower’s future direct or indirect wholly owned domestic subsidiaries. All obligations under the Credit Facilities, and guarantees of those obligations, will be secured, subject to certain exceptions, by substantially all of the assets of Borrower, the Company and Borrower’s subsidiary guarantors.

All borrowings under the Credit Facilities bear interest at a variable rate per annum equal to an applicable margin, plus, at Borrower’s option (other than for swing line loans), either (1) a base rate determined by reference to the highest of (a) the prime rate of Bank of America, N.A., (b) the federal funds effective rate plus 0.50% and (c) a LIBOR rate determined by reference to the cost of funds for U.S. dollar deposits for the interest period of one month, plus 1.00% or (2) a LIBOR rate determined by reference to the costs of funds for U.S. dollar deposits for the interest period relevant to such borrowing. All swing line loans bear interest at a variable rate per annum equal to an applicable margin, plus a base rate determined as described in the immediately preceding sentence. The applicable margins for the borrowings under the Credit Facilities depend on the consolidated leverage ratio of the Company, Borrower and certain of Borrower’s subsidiaries (i.e., the ratio of consolidated funded indebtedness (minus designated cash balances) to consolidated EBITDA). The applicable LIBOR margin varies between 2.25% and 3.25%, and the applicable base rate margin varies between 1.25% and 2.25%.

The terms of the Credit Agreement permit prepayment and termination of the loan commitments at any time, subject to certain conditions. The Credit Agreement requires the Company, Borrower and certain of Borrower’s subsidiaries to comply with specified financial covenants, including the maintenance of a certain consolidated debt service coverage ratio and consolidated leverage ratio. The Credit Agreement also contains various covenants, including affirmative covenants with respect to certain reporting requirements and maintaining certain business activities, and negative covenants that, among other things, may limit or impose restrictions on the ability of the Company, Borrower and certain of Borrower’s subsidiaries to incur liens, incur additional indebtedness, make investments, make acquisitions and undertake certain other actions. In addition, the Company is also subject to a passive holding company covenant that limits its ability to engage in certain activities. The Credit Agreement also contains certain customary representations and warranties and provisions related to events of default (including upon a change of control).

A copy of the Credit Agreement is filed as Exhibit 10.1 to this Report, and the preceding description of the material terms of the Credit Agreement is qualified in its entirety by reference to the complete document filed as an exhibit to this Report.

Item 1.02 Termination of a Material Definitive Agreement.

On August 9, 2013, in connection with the entry of the Company and Borrower into the Credit Agreement, Borrower repaid and terminated the commitments under Borrower’s prior credit agreement, dated as of July 17, 2012, among the Company, Borrower, Bank of America, N.A. (as administrative agent, swing line lender and letter of credit issuer) and the other lenders party to that agreement.

Item 2.02 Results of Operations and Financial Condition.

On August 12, 2013, Engility Holdings, Inc. (the “Company”) issued a press release announcing the results of the Company’s operations for the three and six months ended June 28, 2013. The press release is furnished as Exhibit 99.1 to this Report and is hereby incorporated by reference into this Item 2.02.

As provided in General Instruction B.2 of Form 8-K, the information contained under this Item 2.02 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On August 12, 2013, the Company issued a press release announcing that it had entered into the Credit Agreement. The press release is furnished as Exhibit 99.2 to this Report and is hereby incorporated by reference into this Item 7.01.

As provided in General Instruction B.2 of Form 8-K, the information contained under this Item 7.01 and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Credit Agreement, dated as of August 9, 2013, among Engility Holdings, Inc., Engility Corporation, each of the several lenders from time to time party thereto and Bank of America, N.A. (as administrative agent, swing line lender and letter of credit issuer).

99.1	Press Release issued by Engility Holdings, Inc. on August 12, 2013 announcing the results of the Company’s operations for the three and six months ended June 28, 2013.

99.2	Press Release issued by Engility Holdings, Inc. on August 12, 2013 announcing entry into the Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Engility Holdings, Inc.

Date: August 12, 2013	By:	/s/ Thomas O. Miiller
Name: Thomas O. Miiller Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Credit Agreement, dated as of August 9, 2013, among Engility Holdings, Inc., Engility Corporation, each of the several lenders from time to time party thereto and Bank of America, N.A. (as administrative agent, swing line lender and letter of credit issuer).

99.1	Press Release issued by Engility Holdings, Inc. on August 12, 2013 announcing the results of the Company’s operations for the three and six months ended June 28, 2013.

99.2	Press Release issued by Engility Holdings, Inc. on August 12, 2013 announcing entry into the Credit Agreement.